SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 7, 2000
                                 Date of Report

                            R-Tec Technologies, Inc.
             (Exact name of registrant as specified in its charter)

                 New Jersey           333-72405      22-3615979
        (State or other jurisdiction (Commission   (IRS Employer
               incorporation)        File Number) Identification No.)

                    37 Ironica Road, Flanders, NJ        07836
              (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code
                                 (973) 252-5233

         (Former name or former address, if changed since last report.)

                     61 Mallard Drive, Allamuchy, N.J. 07820

Item 5. Other Events.

Marc M. Scola, R-Tec Technologies, Inc.'s (the "Company") director, vice-president and general counsel, resigned from all officer and director positions in the Company and its wholly owned subsidiary effective April 4, 2000.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 7, 2000                        R-Tec Technologies, Inc.

                                            /s/ Philip Lacqua
                                            __________________________________
                                            Philip Lacqua, President, CEO, CFO
                                            Director